Exhibit 10.2

AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY dated as of March 11, 2010 executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Amended, Restated and Consolidated Credit Agreement dated as of March 11, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and PREIT Associates, L.P. (“PREIT”) and PREIT-RUBIN, Inc. (“PREIT-RUBIN”; together with PREIT, each a “Borrower” and collectively, the “Borrower”), PR Gallery I Limited Partnership, a Pennsylvania limited partnership (“PR Gallery”), Keystone Philadelphia Properties, L.P., a Pennsylvania limited partnership (“Keystone” together with PR Gallery, PREIT and PREIT-RUBIN, each individually, a “Gallery Borrower” and collectively, the “Gallery Borrower”), Pennsylvania Real Estate Investment Trust, the financial institutions party thereto and their assignees under Section 11.6. thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, for its benefit and the benefit of the Issuing Bank, the Lenders and the Specified Derivatives Providers (the Administrative Agent, the Issuing Bank, the Lenders, and the Specified Derivatives Providers, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, the Borrower, the Gallery Borrower, the Lenders and the Administrative Agent are entering into the Credit Agreement to amend and restate the terms of, and to consolidate the Indebtedness owing by the Borrower and the Gallery Borrower under and in connection with, the Existing Agreements;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower;

WHEREAS, each Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower, the Gallery Borrower each Guarantor and the Subsidiaries of the Borrower, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and determined it to be in their mutual best interests to obtain financing from the Lenders under the Existing Agreements and have determined it to be in their mutual best interests to continue to obtain financing under the Credit Agreement and to enter into Specified Derivatives Contracts through their collective efforts;

WHEREAS, each Guarantor, including PR Gallery and Keystone, acknowledged that it would receive direct and indirect benefits from the Administrative Agent and the Lenders making financial accommodations available to the Borrower under the Existing Agreements and accordingly each Guarantor guaranteed the Indebtedness and other obligations owing by the Borrower under the Existing Agreements pursuant to certain guaranty agreements executed by each Guarantor in favor of the Lenders (the “Existing Guaranties”);

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Specified Derivatives Providers entering into Specified Derivatives Contracts and, accordingly, each Guarantor is willing to guarantee the Borrower’s obligations to the Specified Derivatives Providers on the terms and conditions contained herein; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty to amend and restate the terms of the Existing Guaranties is a condition precedent to the effectiveness of the Credit Agreement and to the Administrative Agent and the other Guarantied Parties’ making, and continuing to make, such financial accommodations to the Borrower and the Gallery Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees that the Existing Guaranties are amended, restated and consolidated as follows:

Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Borrower, the Gallery Borrower or any other Loan Party to any Lender or the Administrative Agent under or in connection with the Credit Agreement and any other Loan Document to which the Borrower, the Gallery Borrower or such other Loan Party is a party, including without limitation, the repayment of all principal of the Loans, and the payment of all interest, fees, charges, reasonable attorneys’ fees and other amounts payable to any Lender or the Administrative Agent thereunder or in connection therewith; (b) all Specified Derivatives Obligations, (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (d) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Administrative Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder, (d) all other Obligations and (e) all other Gallery Obligations.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrower, the Gallery Borrower any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, the Gallery Borrower any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, the Gallery Borrower any other Loan Party or any other Person; or (c) to make demand of the Borrower, the Gallery Borrower any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, any Specified Derivatives Contract or any other document or instrument evidencing or relating to any Guarantied Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(b) any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, or Specified Derivatives Contracts (the “Credit Documents”) or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c) any furnishing to the Guarantied Parties of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower, the Gallery Borrower or any other Loan Party;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, the Gallery Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f) any act or failure to act by the Borrower, the Gallery Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;

(g) any invalidity or nonperfection of any security interest or lien on, or any other impairment of, any collateral securing any of the Guarantied Obligations or any failure of the Administrative Agent or any other Person to preserve any collateral security or any other impairment of such collateral;

(h) any application of sums paid by the Borrower, the Gallery Borrower any Guarantor or any other Person with respect to the liabilities of the Borrower or the Gallery Borrower, as applicable to the Guarantied Parties, regardless of what liabilities of the Borrower or the Gallery Borrower remain unpaid;

(i) any defect, limitation or insufficiency in the borrowing powers of the Borrower or the Gallery Borrower or in the exercise thereof;

(j) any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which any at any time be available to or be asserted by the Borrower, the Gallery Borrower any other Loan party or any other Person against the Administrative Agent or any Lender;

(k) any change in corporate existence, structure or ownership of the Borrower, the Gallery Borrower or any other Lender;

(l) any statement, representation or warranty made or deemed made by or on behalf of the Borrower, the Gallery Borrower any Guarantor or any other Loan Party under any Loan Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than termination of this Guaranty as provided in Section 21 hereof).

Section 4. Action with Respect to Guarantied Obligations. The Guaranteed Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other Credit Documents; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor hereby makes to the Administrative Agent and the other Guarantied Parties all of the representations and warranties made by the Parent or the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Credit Documents, as if the same were set forth herein in full.

Section 6. Covenants. Each Guarantor will comply with all covenants with which the Borrower is to cause such Guarantor to comply under the terms of the Credit Agreement or any of the other Loan Documents.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8. Inability to Accelerate Loan. If the Guarantied Parties or any of them are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Administrative Agent and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Administrative Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Administrative Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Administrative Agent or such other Guarantied Party with any such claimant (including the Borrower or the Gallery Borrower or a trustee in bankruptcy for the Borrower or the Gallery Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, any Specified Derivatives Contract between the Borrower or any Guarantied Party or any other instrument evidencing any liability of the Borrower or the Gallery Borrower, and such Guarantor shall be and remain liable to the Administrative Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Administrative Agent or such other Guarantied Party.

Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower or the Gallery Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower or the Gallery Borrower, as applicable; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower or the Gallery Borrower as applicable arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Administrative Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guarantied Obligations existing.

Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding provided the requirements set forth in Section 3.10. of the Credit Agreement are satisfied, such Guarantor shall pay to the Administrative Agent and the Lenders such additional amount as will result in the receipt by the Administrative Agent and the Lenders of the full amount payable hereunder had such deduction or withholding not occurred or been required.

Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Credit Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes each Guarantied Party and each Participant, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, a Specified Derivatives Provider or a Participant subject to receipt of the prior written consent of the Administrative Agent exercised in its sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, such Specified Derivatives Provider or such Participant or any affiliate of the Administrative Agent or such Lender to or for the credit or the account of the Borrower or the Gallery Borrower against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of the Borrower and/or the Gallery Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower and/or the Gallery Borrower (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Borrower and/or the Gallery Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14. Avoidance Provisions. It is the intent of each Guarantor, the Administrative Agent and the other Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”) and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Administrative Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15. Contribution. To the extent that any Guarantor shall be required hereunder to pay any portion of any Guarantied Obligation exceeding the greater of (a) the amount of the value actually received by such Guarantor and its Subsidiaries from the Loans, the other Obligations and the other Gallery Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guarantied Obligations (excluding the amount thereof repaid by the Borrower and/or the Gallery Borrower) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date.

Section 16. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 17. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

SECTION 18. WAIVER OF JURY TRIAL.

(a) EACH GUARANTOR, AND EACH OF THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN SUCH GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY.

(b) EACH GUARANTOR, AND EACH OF THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY AGREES THAT THE FEDERAL DISTRICT COURT LOCATED IN THE EASTERN DISTRICT OF PENNSYLVANIA OR ANY STATE COURT LOCATED IN PHILADELPHIA COUNTY, PENNSYLVANIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY. EACH GUARANTOR AND EACH OF THE GUARANTIED PARTIES EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c) THE FOREGOING WAIVERS HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS GUARANTY.

Section 19. Loan Accounts. The Administrative Agent and each Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations arising under or in connection with the Credit

Agreement, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of such Guarantied Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of the outstanding amount of such Guarantied Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Administrative Agent or any Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 20. Waiver of Remedies. No delay or failure on the part of the Administrative Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any other Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 21. Termination. This Guaranty shall remain in full force and effect with respect to each Guarantor until indefeasible payment in full of the Guarantied Obligations and the other Obligations and the termination or cancellation of the Credit Agreement and all Specified Derivatives Contracts in accordance with their respective terms.

Section 22. Successors and Assigns. Each reference herein to the Administrative Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Credit Agreement and Specified Derivatives Contracts, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by the Administrative Agent and any other Guarantied Party to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

Section 23. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 24. Amendments. This Guaranty may not be amended except in writing signed by the Administrative Agent and each Guarantor.

Section 25. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Administrative Agent at its Principal Office, not later than 11:00 p.m. Central time, on the date one Business Day after demand therefor.

Section 26. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Administrative Agent or any other Guarantied Party at its address for notices provided for in the Credit Agreement or Specified Derivatives Contract, as applicable, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

Section 27. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 28. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 29. Limitation of Liability. Neither the Administrative Agent nor any other Guarantied Party, nor any affiliate, officer, director, employee, attorney, or agent of the Administrative Agent or any other Guarantied Party, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other Credit Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Loan Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Administrative Agent or any other Guarantied Party or any of the Administrative Agent’s or any other Guarantied Party’s affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Credit Documents, or any of the transactions contemplated thereby.

Section 30. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 7.1.(b) of the Credit Agreement.

Section 31. Effect on Existing Guaranties.

(a) Existing Guaranties. Upon satisfaction of the conditions precedent set forth in Sections 5.1. and 5.2. of the Credit Agreement, this Guaranty and the other Loan Documents shall exclusively control and govern the mutual rights and obligations of the Guarantors with respect to the Existing Guaranties and that the Existing Guaranties shall be superseded in all respects on a prospective basis.

(b) NO NOVATION. THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDED AND RESTATED GUARANTY SOLEY TO AMEND, RESTATE AND CONSOLIDATE THE TERMS OF, AND THE OBLIGATIONS OWING UNDER AND IN CONNECTION WITH, THE EXISTING GUARANTIES. THE PARTIES DO NOT INTEND THIS AMENDED AND RESTATED GUARANTY NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDED AND RESTATED GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE GUARANTORS UNDER OR IN CONNECTION WITH ANY OF THE EXISTING GUARANTIES.

Section 32. Definitions. (a) For the purposes of this Guaranty:

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

(b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Amended and Restated Guaranty as of the date and year first written above.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
PREIT – RUBIN, INC.
PREIT – RUBIN OP, INC.
PR GC INC.
PR LYCOMING SERVICE ASSOCIATES
PR SERVICES CORPORATION

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

RUBIN II, INC.
1150 PLYMOUTH ASSOCIATES, INC.
EXTON LICENSE, INC.
CAPITAL CITY BEVERAGE ENTERPRISES, INC.
PREIT TRS, INC.
ECHELON BEVERAGE LLC BEVERAGE TWO, LLC

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President of Pennsylvania Real Estate Investment Trust; Authorized Person

PREIT PROTECTIVE TRUST 1
By:	PREIT – RUBIN, Inc., Trustee

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

PR PALMER PARK MALL LIMITED PARTNERSHIP
By: PR Palmer Park, L.P., its sole general partner
By: PR Palmer Park Trust, its sole general partner

By:	/s/ Andrew Ioannou

Name:	Andrew Ioannou
Title:	Trustee, Authorized Person

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PR PALMER PARK, L.P.
By:	PR Palmer Park Trust,
its sole general partner

By:	/s/ Andrew Ioannou

Name:	Andrew Ioannou
Title:	Trustee, Authorized Person

PR PALMER PARK TRUST

By:	/s/ Andrew Ioannou

Name:	Andrew Ioannou
Title:	Trustee, Authorized Person

PR WASHINGTON CROWN LIMITED PARTNERSHIP
By: PR Washington Crown LLC,
its sole general partner

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Director

PR WASHINGTON CROWN LLC

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Director

PR WC LLC

By:	/s/ Bruce Goldman
Name: Bruce Goldman
Title: Director

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[Amended and Restated Guaranty Signature Page]

PR FLORENCE LLC				PR FINANCING LIMITED PARTNERSHIP,
By:	PREIT Associates, L.P., sole member				By:	PR Financing I LLC, general partner
						By:	PREIT Associates, L.P., member
PR GALLERY I LIMITED PARTNERSHIP				and
By:	PR Gallery I LLC, sole general partner				By:	PR Financing II, LLC, member
	By:	PREIT Associates, L.P., sole member				By:	PREIT Associates, L.P.

PR GALLERY I LLC				PLYMOUTH GROUND ASSOCIATES LP
By: PREIT Associates, L.P., sole member							By:	Plymouth Ground Associates LLC, sole general partner
							By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By:	PR Plymouth Meeting LLC, sole general Partner			PLYMOUTH GROUND ASSOCIATES LLC
	By:	PREIT Associates, L.P., sole member					By:	PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LLC				PR CUMBERLAND OUTPARCEL LLC
By:	PREIT Associates, L.P., sole member						By:	PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING ASSOCIATES PC LP				PREIT GADSDEN MALL LLC
By:	PR PM PC Associates LLC, sole general partner						By:	PREIT Associates, L.P., sole member
	By:	PREIT Services, LLC, non-member manager
		By:	PREIT Associates, L.P., sole member	PREIT GADSDEN OFFICE LLC
							By:	PREIT Associates, L.P., sole member
PR EXTON LIMITED PARTNERSHIP
By:	PR Exton LLC, sole general partner			PR NEW GARDEN/CHESCO LIMITED PARTNERSHIP
	By:	PREIT Associates, L.P., sole member					By:	PR New Garden/Chesco, LLC, sole general partner
								By:	PREIT Services, LLC, non-member manager
PR EXTON LLC								By: PREIT Associates, L.P., sole member
By:	PREIT Associates, L.P., sole member			PR NEW GARDEN/CHESCO HOLDINGS, L.P.
							By:	PR New Garden/Chesco Holdings, LLC, sole general partner
PR ECHELON LIMITED PARTNERSHIP								By: PREIT Associates, L.P., sole member
By:	PR Echelon LLC, sole general partner			PR NEW GARDEN/CHESCO, LLC
	By: PREIT Associates, L.P., sole member						By:	PREIT Services, LLC, non-member manager
By: PREIT Associates, L.P., sole member
PR ECHELON LLC
By:	PREIT Associates, L.P., sole member			PR NEW GARDEN/CHESCO HOLDINGS, LLC
							By:	PREIT Associates, L.P., sole member
PR FINANCING I LLC
By:	PREIT Associates, L.P., member
and
PR Financing II LLC, member
		By:	PREIT Associates, L.P., sole member

PR FINANCING II LLC
By:	PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

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[Amended and Restated Guaranty Signature Page]

PR BVM, LLC		PR CROSSROADS II, LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH, L.P.		PR VALLEY VIEW DOWNS LIMITED PARTNERSHIP
By:	PR AEKI Plymouth LLC, sole general partner	By:	PR Valley View Downs LLC, sole general partner
	By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH LLC		PR VALLEY VIEW DOWNS LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

PREIT SERVICES, LLC		PR ORLANDO FASHION SQUARE LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

PR NEW GARDEN LIMITED PARTNERSHIP		PR NORTHEAST WHITAKER AVENUE, L.P.
By:	PR New Garden LLC, sole general partner	By:	PR Northeast Whitaker Avenue LLC, sole general partner
	By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member

PR NEW GARDEN LLC		PR NORTHEAST WHITAKER AVENUE LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

PR WESTGATE LIMITED PARTNERSHIP		PR LACEY LLC
By:	PR Westgate LLC, sole general Partner	By:	PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member
PR HOLDING SUB LIMITED PARTNERSHIP
PR WESTGATE LLC		By:	PR Holding Sub LLC, sole general partner
By:	PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member

PR WIREGRASS COMMONS LLC		PR HOLDING SUB LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

PR CROSSROADS I, LLC		PR ACQUISITION SUB LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, sole general partner

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

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[Amended and Restated Guaranty Signature Page]

ECHELON TITLE LLC		KEYSTONE PHILADELPHIA PROPERTIES, L.P.
By:	PR Echelon Limited Partnership, sole member	By:	Keystone Philadelphia Properties, LLC, general partner
	By: PR Echelon LLC, general partner		By: PR Gallery II, LLC sole member
	By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member

PR SWEDES SQUARE LLC		KEYSTONE PHILADELPHIA PROPERTIES, LLC
	By: PREIT Associates, L.P., sole member	By:	PR Gallery II LLC, sole member
By: PREIT Associates, L.P., sole member

XGP LLC		PR GALLERY II LIMITED PARTNERSHIP
By:	PR Exton Limited Partnership, sole member	By:	PR Gallery II LLC, general partner
	By: PR Exton LLC, general partner		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member
PR GALLERY II LLC
PR EXTON SQUARE PROPERTY L.P.		By:	PREIT Associates, L.P., sole member
By:	XGP LLC, general partner
	By: PR Exton Limited Partnership, sole member	PR TP LLC
	By: PR Exton LLC, general partner	By:	PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member
PR TP LP
PR PM PC ASSOCIATES LP		By:	PR TP LLC, general partner
By:	PR PM PC Associates LLC, sole general partner		By: PREIT Associates, L.P., sole Member
By: PREIT Services, LLC, non-member manager
	By: PREIT Associates, L.P., sole member	PR PM PC ASSOCIATES LLC
		By:	PREIT Services, LLC, non-member manager
By: PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, sole general partner

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

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[Amended and Restated Guaranty Signature Page]

ECHELON RESIDENTIAL UNIT OWNER LLC		WG PARK – ANCHOR B, LLC
By:	Echelon Title LLC, sole member	By:	PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member

WG PARK – ANCHOR B LP		801 DEVELOPERS, LP
By:	WG Park – Anchor B, LLC, sole general partner	By:	801 Developers GP, LLC, general partner
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member

PR WIREGRASS ANCHOR LLC		801 DEVELOPERS GP, LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

PR GAINESVILLE LIMITED PARTNERSHIP		PR GV LP
By:	PR Gainesville LLC, sole general partner	By:	PR GV LLC, sole general partner
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member

PR GAINESVILLE LLC		PR GV LLC
By:	PREIT Associates, L.P., sole member	By:	PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

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[Amended and Restated Guaranty Signature Page]

PR NEW GARDEN RESIDENTIAL LIMITED PARTNERSHIP		PR MONROE OLD TRAIL, LLC
By:	PR New Garden Residential LLC, sole general partner

PLYMOUTH LICENSE III, LLC		PR MONROE OLD TRAIL HOLDINGS, L.P.
		By:	PR Monroe Old Trail Holdings, LLC, its sole general partner

PLYMOUTH LICENSE IV, LLC		PR MONROE OLD TRAIL HOLDINGS, LLC

PR NEW GARDEN RESIDENTIAL LLC		801 – GALLERY ASSOCIATES, L.P.
		By:	801 – Gallery GP, LLC, general partner

PR MONROE LIMITED PARTNERSHIP		801 – GALLERY GP, LLC
By:	PR Monroe, LLC, its sole general partner

PR MONROE, LLC		PR RADIO DRIVE LLC

PR MONROE HOLDINGS, L.P.		PR MONROE OLD TRAIL LIMITED PARTNERSHIP
By:	PR Monroe Holdings, LLC, its sole general partner	By:	PR Monroe Old Trail, LLC, its sole general partner

PR MONROE HOLDINGS, LLC		PR LANCASTER LIMITED PARTNERSHIP
		By:	PR Lancaster LLC, sole general partner
By: PREIT Associates, L.P., sole member

PR LANCASTER HOLDINGS LIMITED		PR LANCASTER LLC
PARTNERSHIP		By:	PREIT Associates, L.P., sole member
By:	PR Lancaster LLC, sole general partner
By:	PREIT Associates, L.P., sole member

By:	PREIT – RUBIN, Inc., sole member

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

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[Amended and Restated Guaranty Signature Page]

PREIT CDE LLC, a Pennsylvania limited liability company

By:	PREIT – RUBIN, Inc., member

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

By:	PREIT Associates, L.P., member
By:	Pennsylvania Real Estate Investment Trust, sole general partner

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.
200 South Broad Street
Philadelphia, PA 19102
Attention: Bruce Goldman
Telephone: (215) 875-0700
Telecopy: (215) 546-7311

[Amended and Restated Guaranty Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Stephen F. Gray
Name: Stephen F. Gray
Title: Vice President

[Guaranty Signature Page]

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of                     ,         , executed and delivered by                                     , a                     (the “New Guarantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Amended, Restated and Consolidated Credit Agreement dated as of March 11, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”) and PREIT-RUBIN, Inc. (“PREIT-RUBIN”; together with PREIT, each a “Borrower” and collectively, the “Borrower”), PR I Gallery Limited Partnership, a Pennsylvania limited partnership (“PR Gallery”), Keystone Philadelphia Properties, L.P., a Pennsylvania limited partnership (“Keystone”, together with PR Gallery, PREIT and PREIT-RUBIN, each individually, a “Gallery Borrower” and collectively, the “Gallery Borrower”), Pennsylvania Real Estate Investment Trust, the financial institutions party thereto and their assignees under Section 11.6. thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, for its benefit and the benefit of the Lenders, the Issuing Bank and the Specified Derivatives Providers (the Administrative Agent, the Lenders and the Specified Derivatives Providers, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent and the Lenders have agreed to make available to the Borrower and the Gallery Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower;

WHEREAS, New Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower, the Gallery Borrower, the New Guarantor and the other Subsidiaries of the Borrower, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Administrative Agent, the Lenders and to enter into Specified Derivatives Contracts, through their collective efforts;

WHEREAS, New Guarantor acknowledges that it will receive direct and indirect benefits from the Administrative Agent and the Lenders making such financial accommodations available to the Borrower and the Gallery Borrower under the Credit Agreement and from the Specified Derivatives Providers entering into Specified Derivatives Contracts and, accordingly, New Guarantor is willing to guarantee the Borrower’s and the Gallery Borrower’s obligations to the Administrative Agent, the Lenders and the Issuing Bank, and the Borrower’s obligations to the Specified Derivatives Providers on the terms and conditions contained herein; and

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WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Administrative Agent and the Lenders continuing to make such financial accommodations to the Borrower and the Gallery Borrower and to the Specified Derivatives Providers continuing to enter into Specified Derivatives Contracts.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under the Amended and Restated Guaranty dated as of March 11, 2010 (as amended, restated or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the Administrative Agent, for its benefit and the benefit of the other Guarantied Parties and assumes all obligations of a “Guarantor” thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

(a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

(b) makes to the Administrative Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5. of the Guaranty and agrees to be bound by each of the covenants contained in Section 6. of the Guaranty; and

(c) consents and agrees to each provision set forth in the Guaranty.

SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

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IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

(CORPORATE SEAL)

Address for Notices:

c/o PREIT Associates, L.P.
200 South Broad Street
Philadelphia, PA 19102
Attention: Bruce Goldman
Telephone: (215) 875-0700
Telecopy: (215) 546-7311

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

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